UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22986

ETFS TRUST

(Exact name of registrant as specified in charter)

712 Fifth Avenue

New York, New York 10019

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 446-2038

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 to March 31, 2018

Item 1. Schedule of Investments.

The Trust’s Schedule of Investments as of the close of the reporting period prepared pursuant to Rule 12-12 Regulation S-X is as follows:

ETFS Trust

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments

March 31, 2018 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 98.4%

U.S. TREASURY OBLIGATIONS - 98.4%
U.S. Treasury Bills
1.50%, 6/28/2018(a)	9,600,000	9,561,082
1.51%, 7/5/2018(a)	24,150,000	24,042,464
1.54%, 7/12/2018(a)	29,950,000	29,804,155
1.69%, 8/9/2018(a)	31,280,000	31,075,471
1.75%, 8/16/2018(a)(b)	16,240,000	16,127,199
1.81%, 8/23/2018(a)	4,930,000	4,893,696
1.80%, 8/30/2018(a)	2,400,000	2,381,413
1.84%, 9/6/2018(a)	2,400,000	2,380,661
1.88%, 9/13/2018(a)(b)	7,300,000	7,238,348
1.89%, 9/20/2018(a)	41,800,000	41,428,463
TOTAL U.S. TREASURY OBLIGATIONS (Cost $168,971,775)		168,932,952

Total Investments - 98.4% (Cost $168,971,775)		168,932,952
Other Assets Less Liabilities - 1.6%		2,688,919
Net Assets - 100.0%		171,621,871

(a)	The rate shown was the current yield as of March 31, 2018.
(b)	All or a portion of the security pledged as collateral for Futures Contracts.

See accompanying notes to consolidated schedules of portfolio investments.

ETFS Trust

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments (concluded)

March 31, 2018 (Unaudited)

Futures contracts outstanding as of March 31, 2018 :
Description	Number of Contracts	Expiration Date		Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
Natural Gas	499	4	/2018	USD	13,637,670	340,449
NY Harbor ULSD	73	4	/2018	USD	6,196,386	427,354
RBOB Gasoline	84	4	/2018	USD	7,128,677	368,036
Sugar No. 11	357	4	/2018	USD	4,938,024	(393,612)
WTI Crude Oil	203	4	/2018	USD	13,182,820	956,416
Brent Crude Oil	194	5	/2018	USD	13,356,900	856,694
Coffee ‘C’	92	5	/2018	USD	4,076,175	(159,796)
Copper	151	5	/2018	USD	11,421,263	(244,602)
Corn	597	5	/2018	USD	11,574,338	425,650
Cotton No. 2	64	5	/2018	USD	2,606,720	97,783
KC HRW Wheat	102	5	/2018	USD	2,382,975	(95,985)
LME Aluminum Base Metal(a)	154	5	/2018	USD	7,685,563	(513,645)
LME Nickel Base Metal(a)	69	5	/2018	USD	5,495,850	5,887
LME Zinc Base Metal(a)	69	5	/2018	USD	5,654,550	(160,765)
Silver	73	5	/2018	USD	5,937,820	(54,301)
Soybean	210	5	/2018	USD	10,969,875	370,856
Soybean Meal	161	5	/2018	USD	6,182,400	467,923
Soybean Oil	232	5	/2018	USD	4,436,304	(28,077)
Wheat	258	5	/2018	USD	5,817,900	(207,187)
100 oz Gold	154	6	/2018	USD	20,440,419	(12,320)
Lean Hogs	124	6	/2018	USD	3,796,880	(42,698)
Live Cattle	156	6	/2018	USD	6,400,680	(619,470)
						1,784,590
Contracts Sold
LME Aluminum Base Metal(a)	(14)	5	/2018	USD	(698,688)	10,583
LME Nickel Base Metal(a)	(7)	5	/2018	USD	(557,550)	(9,096)
LME Zinc Base Metal(a)	(6)	5	/2018	USD	(491,700)	344
						1,831
						1,786,421

(a) London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. The net unrealized appreciation on these contracts is a receivable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities. See Note 2.

Cash collateral in the amount of $16,563,559 was pledged to cover margin requirements for open futures contracts as of March 31, 2018.

Abbreviations

USD  US Dollar

See accompanying notes to consolidated schedules of portfolio investments.

ETFS Trust

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments

March 31, 2018 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 90.3%

U.S. TREASURY OBLIGATIONS - 90.3%
U.S. Treasury Bills
1.66%, 7/19/2018(a)(b)	1,100,000	1,094,261
1.60%, 7/26/2018(b)	1,350,000	1,342,424
1.76%, 8/16/2018(b)	1,700,000	1,688,192
1.82%, 8/30/2018(b)	500,000	496,128
1.84%, 9/6/2018(b)	1,300,000	1,289,524
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,912,007)		5,910,529

Total Investments - 90.3% (Cost $5,912,007)		5,910,529
Other Assets Less Liabilities - 9.7%		636,166
Net Assets - 100.0%		6,546,695

(a)	All or a portion of the security pledged as collateral for Futures Contracts.
(b)	The rate shown was the current yield as of March 31, 2018.

See accompanying notes to consolidated schedules of portfolio investments.

ETFS Trust

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments (concluded)

March 31, 2018 (Unaudited)

Futures contracts outstanding as of March 31, 2018 :
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	4	5/2018	USD	199,625	(14,639)
LME Nickel Base Metal(a)	2	5/2018	USD	159,300	8,687
LME Zinc Base Metal(a)	1	5/2018	USD	81,950	3,095
Brent Crude Oil	7	7/2018	USD	475,370	40,541
LME Aluminum Base Metal(a)	6	7/2018	USD	301,125	(35,175)
LME Nickel Base Metal(a)	3	7/2018	USD	239,607	12,152
LME Zinc Base Metal(a)	2	7/2018	USD	163,700	(4,867)
100 oz Gold	6	8/2018	USD	799,980	339
Lean Hogs	5	8/2018	USD	154,550	(3,231)
Live Cattle	6	8/2018	USD	243,540	(27,595)
Natural Gas	19	8/2018	USD	538,270	(8,028)
NY Harbor ULSD	3	8/2018	USD	254,331	17,159
RBOB Gasoline	3	8/2018	USD	249,442	14,693
WTI Crude Oil	8	8/2018	USD	507,840	31,011
Coffee ‘C’	3	9/2018	USD	137,644	(2,338)
Copper	6	9/2018	USD	459,675	(14,559)
Corn	22	9/2018	USD	443,575	199
KC HRW Wheat	4	9/2018	USD	101,050	(11,191)
LME Aluminum Base Metal(a)	5	9/2018	USD	251,906	(12,745)
LME Nickel Base Metal(a)	2	9/2018	USD	160,194	(2,197)
LME Zinc Base Metal(a)	2	9/2018	USD	163,375	2,046
Silver	3	9/2018	USD	246,780	(3,706)
Sugar No. 11	13	9/2018	USD	187,387	(8,185)
Wheat	10	9/2018	USD	242,625	(20,215)
Soybean	8	11/2018	USD	419,100	2,755
Cotton No. 2	2	12/2018	USD	77,730	(883)
Soybean Meal	6	12/2018	USD	224,820	4,266
Soybean Oil	9	12/2018	USD	177,066	1,032
					(31,579)
Contracts Sold
LME Aluminum Base Metal(a)	(4)	5/2018	USD	(199,625)	22,880
LME Nickel Base Metal(a)	(2)	5/2018	USD	(159,300)	(9,298)
LME Zinc Base Metal(a)	(1)	5/2018	USD	(81,950)	1,895
LME Aluminum Base Metal(a)	(6)	7/2018	USD	(301,125)	19,481
LME Nickel Base Metal(a)	(3)	7/2018	USD	(239,607)	(2,512)
LME Zinc Base Metal(a)	(2)	7/2018	USD	(163,700)	(2,167)
					30,279
					(1,300)

(a) London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. The net unrealized appreciation on these contracts is a receivable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities. See Note 2.

Cash collateral in the amount of $576,369 was pledged to cover margin requirements for open futures contracts as of March 31, 2018.

Abbreviations

USD   US Dollar

See accompanying notes to consolidated schedules of portfolio investments.

ETFS Trust

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments

March 31, 2018 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 71.2%

U.S. TREASURY OBLIGATIONS - 71.2%
U.S. Treasury Bills
1.60%, 7/5/2018(a)(b)	550,000	547,551
1.83%, 8/30/2018(b)	620,000	615,198
1.84%, 9/6/2018(b)	720,000	714,198
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,877,130)		1,876,947

Total Investments - 71.2% (Cost $1,877,130)		1,876,947
Other Assets Less Liabilities - 28.8%		758,876
Net Assets - 100.0%		2,635,823

(a)	All or a portion of the security pledged as collateral for Futures Contracts.
(b)	The rate shown was the current yield as of March 31, 2018.

Futures contracts outstanding as of March 31, 2018 :
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
Brent Crude Oil	10	7/2018	USD	679,100	65,342
Natural Gas	24	8/2018	USD	679,920	(8,376)
NY Harbor ULSD	3	8/2018	USD	254,331	17,171
RBOB Gasoline	4	8/2018	USD	332,590	20,255
WTI Crude Oil	10	8/2018	USD	634,800	40,824
					135,216

Cash collateral in the amount of $201,740 was pledged to cover margin requirements for open futures contracts as of March 31, 2018.

Abbreviations

USD	US Dollar

See accompanying notes to consolidated schedules of portfolio investments.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments

March 31, 2018 (Unaudited)

1.	Organization

ETFS Trust (the “Trust”) was organized as a Delaware statutory trust on January 9, 2014 and is authorized to issue multiple series or portfolios. The Trust currently consists of five series (collectively, the “Funds” or, individually, a “Fund”): ETFS Bloomberg All Commodity Strategy K-1 Free ETF, ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF, ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Although the Trust launched in 2014, each of the ETFS Bloomberg All Commodity Strategy K-1 Free ETF, ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF commenced investment operations on March 30, 2017. The ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF and ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF have not commenced investment operations.

Each Fund is an actively managed exchange traded fund that seeks to provide a total return designed to exceed the performance of its relevant index. Each Fund is not an index tracking exchange traded fund and is not required to invest in all components of the index. However, the Fund will generally seek to hold similar interests to those included in the index and will seek exposure to many of the commodities included in the index under the same futures rolling schedule as the index.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN. The effective date for the Form N-CEN is June 1, 2018 (based on financial reporting period-end). The effective date for the Form N-PORT is June 1, 2018, but the Funds will not be required to make their initial filing until the period ending March 31, 2019. The adoption will have no effect on the Funds’ net assets or results of operations.

Basis of Consolidation:

The accompanying Consolidated Schedules of Portfolio Investments of the Funds include the accounts of ETFS All Commodity Fund Limited, a wholly-owned controlled foreign corporation of the ETFS Bloomberg All Commodity Strategy K-1 Free ETF, ETFS All Commodity Longer Dated Fund Limited, a wholly-owned controlled foreign corporation of the ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and ETFS Energy Longer Dated Fund Limited, a wholly-owned controlled foreign corporation of the ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF organized under the laws of the Cayman Islands (together, the “Subsidiaries” and, each, a “Subsidiary”). All intercompany balances and transactions have been eliminated in consolidation. The commencement date of each of the Subsidiaries was March 30, 2017.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2018 (Unaudited)

Under normal market conditions, each Fund intends to invest in exchange traded commodity futures contracts through the Subsidiary. As a means to provide investment returns that are highly correlated to those of the index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange traded funds and other investment companies), swaps and exchange traded options on futures contracts, to the extent permitted under the 1940 Act and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange traded commodities futures contracts, “Commodities Instruments”). Each Fund may invest up to 25% of its total assets in the Subsidiary. At March 31, 2018, the net assets of the ETFS All Commodity Fund Limited were $21,441,193, which was 12.5% of the net assets of ETFS Bloomberg All Commodity Strategy K-1 Free ETF. The net assets of the ETFS All Commodity Longer Dated Fund Limited were $1,076,283, which was 16.4% of the net assets of ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF. The net assets of the ETFS Energy Longer Dated Fund Limited were $633,802, which was 24.0% of the net assets of ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF.

Each Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. Each Fund’s investment in the Subsidiary is intended to enable each Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as each Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. The Subsidiary and each Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments.

The remainder of each Fund’s assets that are not invested in its Subsidiary will principally invest in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. Each Fund will use such instruments to generate a total return and to provide liquidity, serve as margin or otherwise collateralize investment in Commodity Instruments.

2.	Summary of Significant Accounting Policies

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require management to make estimates and assumptions that affect the reported amounts and disclosures and disclosure of contingent assets and liabilities in the financial statements. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation:

The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).

NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2018 (Unaudited)

In calculating each Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less generally are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation.

In certain instances, such as when reliable market quotations are not readily available or are not deemed to reflect current market values, the Funds’ investments will be valued in accordance with the Trust’s pricing policy and procedures as determined in good faith by the Trust’s Board of Trustees (the “Board”). The Board has by appropriate resolutions, designated the Fair Value Pricing Committee to make all necessary determinations of fair value of the portfolio securities for which market quotations are not readily available. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Funds’ NAV Calculation Time that may materially affect the value of the Funds’ investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized in three levels listed below:

●	Level 1—	Unadjusted quoted prices in active markets for identical assets on the measurement date that the Funds have the ability to access.

●	Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3—	Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. The Funds disclose transfers between levels based on valuations at the end of the reporting period. For each of the Funds, there were no transfers between levels during the period ended March 31, 2018 and there were no Level 3 investments held for the period ended March 31, 2018.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2018 (Unaudited)

The following is a summary of the valuations as of March 31, 2018, for each Fund based upon the three levels defined above.

	Level 1	Level 2	Total
	Futures Contracts*	U.S. Treasury Obligations	Investment Securities	Other Financial Instruments - Futures Contracts*
ETFS Bloomberg All Commodity Strategy K-1 Free ETF	$1,786,421	$168,932,952	$168,932,952	$1,786,421
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	(1,300)	5,910,529	5,910,529	(1,300)
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	135,216	1,876,947	1,876,947	135,216

* These investments are recorded in the consolidated financial statements at the unrealized gain or loss on the investment.

Money Market Instruments

Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives

Each Fund may use derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Funds’ use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Funds must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Funds must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify these policies in the future.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2018 (Unaudited)

Commodity Futures

Each Fund may, through the Subsidiary, invest in exchange traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.

More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. For more information on “rolling” refer to the “Roll Yield” section in Note 3.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearing house and it will be the clearing house that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

To ensure a party to a futures contract fulfils its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, in which situation margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract indicates that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. At period end, the net unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts on the Consolidated Statements of Assets and Liabilities. Any margin deposited by a Subsidiary should earn interest income.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2018 (Unaudited)

SEC guidance sets out certain requirements with respect to coverage of futures positions by registered investment companies which each Fund and each Subsidiary will comply with. This includes, in certain circumstances, the need to segregate cash or liquid securities on its books and records and to engage in other appropriate measures to ensure its obligations under particular futures or derivative contracts are covered. Cash settled futures contracts will require a Fund to segregate liquid assets in an amount equal to its daily mark-to-market (net) obligation under that contract. Any securities held in a segregated account or otherwise earmarked for these purposes may not be sold while a Fund maintains the relevant position, unless they are replaced with other permissible assets. Each Fund may also purchase put options as a means of covering its investments if they are on the same futures contract and their strike price is as high, or higher, than the price of the relevant contracts. Each Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.

Swap Agreements

Each Fund may enter into swap agreements, including interest rate swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. Swap agreements may be used to hedge or achieve exposure to, for example, interest rates, and money market securities without actually purchasing such securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. As of and during the period ended March 31, 2018, none of the Funds held swap agreements.

3.	Principal Risks

The Funds’ investments are subject to a variety of risks that may cause the Funds’ net asset values to fluctuate over time. Therefore, the value of an investment in a Fund could decline and an investor could lose money. Also, there is no assurance that the Advisor or the Sub-Advisor will achieve the Funds’ objectives.

An investment is subject to the following risks:

●	Authorized Participants

The Funds have entered into Authorized Participant Agreements with only a limited number of institutions.

Should these Authorized Participants cease to act as such or for any reason be unable to create or redeem shares of the Funds and new Authorized Participants not appointed in their place, shares of the Funds may trade at a discount to that Fund’s net asset value and possibly face delisting.

●	Cash Redemption Risk

Each Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Funds to recognize investment income and/or capital gains that it might not have recognized if it had made a redemption in-kind. As a result, the Funds may be less tax efficient and may have to pay out higher annual distributions than if the in-kind redemption process was used. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on an exchange.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2018 (Unaudited)

●	Cayman Subsidiary

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where each Subsidiary is incorporated) could prevent a Fund and/or the relevant Subsidiary from operating as described in the Prospectus and the SAI and could negatively affect a Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on each Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, this could lead to a decrease in the NAV of the Fund.

●	Commodity Pool Regulatory Risk

Each Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and each Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

●	Commodity Price Risk

The NAV of a Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts as explained in “Roll Yield” below.

Prices of commodity futures contracts fluctuate widely and have in the past experienced periods of extreme volatility and this may be affected by:

●	commodity prices generally;

●	trading activities on the exchanges upon which they trade, which might be impacted by the liquidity in the futures contracts; and

●	trading activity specific to particular futures contract(s) and maturities.

●	Energy Sector Risk

Through its exposure to energy commodities, the ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF is subject to the risks of the energy sector. The energy sector and energy futures contract prices may be adversely affected by changes to or trends that affect commodity prices, the imposition of import controls, and government regulations related to environmental protection, health and safety. Markets for various energy commodities may experience significant volatility, and are subject to control or manipulation by large producers or purchasers. In addition, companies in the energy sector and energy futures contract prices may be impacted by world events, economic conditions, energy supply and demand, commodity price volatility, labor relations, technological developments, competition from alternative energy sources, weather, natural disasters, and potential civil liabilities, such as environmental damage claims.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2018 (Unaudited)

●	Futures Contracts

The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not currently plan to use futures contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

Utilization of futures by a Fund, through its Subsidiary, involves the risk of loss by the Subsidiary of margin deposits in the event of bankruptcy of a broker with whom the Subsidiary has an open position in the futures contract.

There is also liquidity risk that a particular future cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. If the Subsidiary encounters problems and it is not possible to close out the relevant positions, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. This could prevent a Subsidiary from being able to sell a security or make an investment at the optimum time or require it to sell that investment at a disadvantageous time. Due to liquidity risk in the underlying instruments, there is no assurance that any futures position can be sold or closed out at a time and price that is favorable to the Subsidiary.

Although it is intended that the Subsidiaries will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

●	General Market Risk

An investment in the Funds should be made with an understanding that the value of each Fund’s assets may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular asset or issuer and changes in general economic or political conditions (see Commodity Price Risk). An investor in the Funds could lose money over short or long periods of time.

●	Leverage Risk

Certain of the Funds’ investments in derivatives (through the Subsidiaries) may give rise to a form of economic leverage as changes in the value or level of the assets underlying those derivatives can result in an increase in the gains or losses on the investment held by the Funds which could lead to losses to the Funds of greater than the investment in the derivative instrument. The Funds and Subsidiaries will comply with SEC guidance which requires them to maintain segregated assets equal to the value of all such derivative investments but the impact of this economic leverage may cause the Fund to realize it positions in these or other portfolio investments to meet the associated obligations at a time when it may not be advantageous for the Fund to do so.

ETFS Trust

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2018 (Unaudited)

●	Roll Yield

The Funds, through the Subsidiaries, expect to invest in futures contracts which, as they near expiry, need to be replaced with later dated contracts in a process known as “rolling”. As the exchange traded futures contracts approach expiration, they will be sold prior to their expiry date and similar contracts that have a later expiry date are purchased. Thus, for example, a futures contract purchased and held in August may specify an October expiration. As time passes, the contract expiring in October may be replaced by a contract for delivery in November. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a ‘roll yield’ and this can be either a positive amount or a negative amount. If the market for these contracts is (putting aside other considerations) in “backwardation”, which means that the prices are lower in the distant delivery months than in the nearer delivery months, the sale of the October contract would take place at a price that is higher than the price of the November contract, thereby creating a “roll yield”. While some of the contracts a Fund may hold have historically exhibited consistent periods of backwardation, backwardation may not exist at all times. Moreover, certain commodities, such as gold, have historically traded in “contango” markets. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months. The absence of backwardation and presence of contango in a particular commodity market could result in negative “roll yields”, which could adversely affect the value of a Fund which holds the relevant futures contracts. However, the existence of contango (or backwardation) in a particular commodity market does not automatically result in negative (or positive) “roll yields”. The actual realization of a potential roll yield will be dependent upon the shape of the futures curve. The term ‘futures curve’ refers to the relationship between the price of futures contracts over different futures contract maturity dates when plotted in a graph. If the relevant part of the commodity futures curve is in backwardation — a downward sloping futures curve — then, all other factors being equal, the price of a product or index holding that future will tend to rise over time as lower futures prices converge to higher spot prices. The opposite effect would occur for contango.

●	U.S. Government Securities

U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed-income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

4.	Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued.

On April 27, 2018, ETF Securities Advisors LLC (the “Advisor”), the investment advisor to the Funds, each a series of the Trust, underwent a change in control when Aberdeen Asset Management Inc., an indirect wholly-owned subsidiary of Standard Life Aberdeen plc, acquired the Advisor’s membership interests and became the Advisor’s parent company.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ETFS Trust

By:	/s/ Bev Hendry
Bev Hendry
President and Principal Executive Officer
May 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
President and Principal Executive Officer
May 22, 2018

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer
May 22, 2018